CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT is made as of the 31st day of January, 2001

BETWEEN:

          International PBX Ventures Ltd.THE FOREST INDUSTRY ONLINE INC., a body corporate formed pursuant to the laws of the Province of British Columbia

          (the "Forest Industry")

AND:

          forestindustry.com, Inc., a body corporate formed pursuant to the laws of the State of Delaware and having its registered office located at Suite 11, 2480 Kenworth Road, Nanaimo, British Columbia, V9T 3Y3

          (the "Company")

AND:

          JOE PERRATON, Businessman, of 7491 Elizabeth Way, Lantzville, British Columbia, V0R 2H0

          (the "Consultant")

WHEREAS:

A. Forest Industry is a subsidiary of the Company and entered into an employment agreement (the "agreement") with the Consultant on January 31, 2000;

B. the Consultant is experienced in and knowledgeable in the business of the Company, and the industry within which the Company operates;

C. the Company requires the services of the Consultant and wishes to replace the agreement with this employment agreement as permitted by section 5.3 of the agreement; and,

D. the Company wishes to employ the Consultant on the terms and conditions set forth herein;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   EMPLOYMENT

Employment

1.1 The Company hereby agrees to employ the Consultant as its president and the Consultant agrees to continue to act as President for the Forest Industry and the Consultant accepts such employment. In such capacity, the Consultant shall have the duty and responsibility to operate the daily business of the Company and shall report to and be directly responsible to the boards of directors of the Company (the "Board").

Term

1.2 The term of this Agreement shall be for a period of two years commencing on the date of this Agreement (the "Term") and this Agreement shall be automatically extended on a monthly basis thereafter unless terminated in accordance with the provisions of section 1.5 hereof.

Salary

1.3 The Company shall pay to the Consultant, in the aggregate, a salary of Cdn$70,000 annum, payable semi-monthly or at such other interval to be agreed upon by the Board. The parties hereto agree that the Board will review the said salary when any other senior management Consultant is hired, and in addition on at least an annual basis and will make any adjustments it determines are reasonable in the sole opinion of the Board, which adjustments may take into account but not limited to the Consultant's performance and the financial and operating success of the Company in the preceding period.

Benefits

1.4 The Consultant shall be entitled to participate in any benefits package put in place by the Company from time to time for the benefit of Consultants generally.

Termination

1.5 Either party may terminate this Agreement without cause upon 90 days written notice (or salary in lieu thereof) being provided to the other party.

Entire Agreement

1.6 This Agreement constitutes the entire understanding between the parties concerning the subject matter hereof and supersedes in whole any other written agreements between the Company or Forest Industry and the Consultant.

Amendment

1.7 This Agreement may be modified or amended and any modification or amendment shall be in writing and signed by both parties.

Successors and Assigns

1.8 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                                THE FOREST INDUSTRY ONLINE INC.

/s/ Joanie Bremner                           By:  /s/  Joe Perraton
------------------------------------             -----------------------------
Witness                                          Authorized Signatory

------------------------------------
Name

------------------------------------
Address

                                                 FORESTINDUSTRY.COM, INC.


/s/  Joanie Bremner                          By:  /s/  Joe Perraton
------------------------------------             -----------------------------
Witness                                          Authorized Signatory

------------------------------------
Name

------------------------------------
Address



/s/  Joanie Bremner                          By:  /s/  Joe Perraton
------------------------------------             -----------------------------
Witness                                          JOE PERRATON

------------------------------------
Name

------------------------------------
Address



This is Page 3 to the Employment Agreement dated January 01, 2001 between The Forest Industry Online Inc., forestindustry.com, Inc. and Joe Perraton.